UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2008

City Language Exchange, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-141521	20-5433090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6021 Roxton Road Halifax, Nova Scotia, Canada		B3H 1H4
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 478-5065

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

CITY LANGUAGE EXCHANGE, INC.

December 10, 2008

Item 8.01.	Other Events.

On December 10, 2008, Vision Opportunity China LP privately sold 35,000,000 shares of our common stock, constituting 97.4% of our outstanding shares and all of the shares owned beneficially by it, to its affiliate, Vision Opportunity Master Fund, Ltd., a Cayman Islands company.

Vision Opportunity Master Fund purchased the shares for the same amount as Vision Opportunity China paid when it purchased those shares in April 2008, plus related costs in acquiring and holding such investment.

Vision Capital Advisors, LLC, a Delaware limited liability company, is the investment manager for both Vision Opportunity China and Vision Opportunity Master Fund, and, therefore, no change in control occurred.

Our officers and directors were not changed in connection with this transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITY LANGUAGE EXCHANGE, INC.

Date: December 13, 2008	By:	/s/ Jonathan White
Jonathan White
President, Chief Executive Officer
and Chief Financial Officer